UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 14, 2014

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

ConAgra Foods, Inc. (the “Company”) is filing this Amendment No. 2 to Form 8-K (“Amendment No. 2”) to amend the Company’s Current Report on Form 8-K filed on May 21, 2013, as amended by Amendment No. 1 to Form 8-K filed on December 19, 2013 (together with Amendment No. 1, the “Amended Form 8-K”) in order to update certain disclosures therein under Item 2.05 with respect to the Company’s exit and disposal activities. The disclosure contained in Item 2.05 of the Amended Form 8-K is hereby replaced in its entirety by the disclosure contained in Item 2.05 of this Amendment No. 2.

Item 2.05 Costs Associated with Exit or Disposal Activities.

The Company previously reported that, on May 16, 2013, the Board of Directors of the Company (the “Board”) initially authorized a broad restructuring and integration plan related to the ongoing integration of the then recently acquired operations of Ralcorp Holdings, Inc. (“Ralcorp”), including steps to, among other things, improve operational effectiveness and reduce costs, integrate headquarter functions across the organization, and optimize manufacturing assets, which the Company previously referred to as the Ralcorp Related Restructuring Plan. Subsequently, the Company reported that, on December 18, 2013, the Board approved (i) an expansion of the scope of the Ralcorp Related Restructuring Plan to include actions to optimize the entire organization’s supply chain network and improve selling, general and administrative effectiveness and efficiencies, which the Company now refers to as the Supply Chain and Administrative Efficiency Plan (the “SCAE Plan”), and (ii) an initial phase of the SCAE Plan, which included (x) continuing the ongoing integration and restructuring of the operations of Ralcorp, including optimizing manufacturing assets in the then newly created Private Brands segment, and (y) optimizing the Company’s dry distribution network and mixing centers (collectively, the “Initial Phase”). The Company previously expected the implementation of the approved projects under the SCAE Plan would result in the incurrence of up to $200 million in cash and non-cash charges. See the Company’s Amendment No. 1 to Form 8-K filed on December 19, 2013 for additional details on these amounts.

On February 14, 2014, the Board approved additional restructuring and integration activities related to the SCAE Plan. Specifically, the Board approved the incurrence of up to $80 million of incremental expense in connection with initiatives to improve selling, general and administrative effectiveness and efficiency (“SG&A initiatives”). As part of the SG&A initiatives, the Company expects to take actions to, among other things, improve operational effectiveness and reduce overall costs in the company’s administrative areas. The Company expects that the SG&A initiatives will result in at least $100 million of annual cost savings, and expects to reach this rate of annual savings by the end of fiscal year 2016.

The Company remains unable to make good faith estimates of amounts or ranges of amounts related to the entire SCAE Plan for each major type of costs expected to be incurred, or of charges that will result in future cash expenditures. However, the Company now expects to incur pre-tax cash and non-cash charges, in the aggregate, of up to $280 million. The Company currently believes that a substantial majority of the costs incurred to implement the SG&A initiatives will be cash charges, and likely related to severance and related costs. Firm estimates have not yet been completed. The Company will provide additional information as it becomes known.

As of the end of the second quarter of fiscal 2014 (November 24, 2013), the Company has incurred pre-tax cash expenses of approximately $43 million related to the SCAE Plan, $28 million of which was incurred in fiscal 2013, and $15 million of which was incurred through the second quarter of fiscal 2014. The Company expects to incur pre-tax cash and non-cash charges related to the Initial Phase in an amount equal to approximately $40 million, including approximately $21 million of cash charges, for the remainder of fiscal 2014. The remainder of the pre-tax cash and non-cash charges related to the Initial Phase is expected to be incurred over the next several years. These estimates do not yet include timing on the incurrence of costs associated with the SG&A initiatives. The Company expects that the SCAE Plan will be implemented over a multi-year period.

The Company intends to treat charges related to the SCAE Plan as items impacting comparability of results and the charges will therefore not impact the Company’s recently communicated revised annual or long-term financial guidance.

Note on Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These risks and uncertainties include, among other things: the Company’s ability to realize the synergies and benefits contemplated by the acquisition of Ralcorp Holdings, Inc., and its ability to effectively integrate the business of Ralcorp; the timing and ability to consummate the potential joint venture combining the flour milling businesses of the Company, Cargill, Incorporated, and CHS Inc., including, satisfying the financing and other closing conditions as well as the divestiture of flour milling facilities within the expected timeframe or at all; the Company’s ability to realize the synergies and benefits contemplated by the potential joint venture; the availability and prices of raw materials, including any negative effects caused by inflation or adverse weather conditions; the effectiveness of the Company’s product pricing, including any pricing actions and promotional changes; the ultimate outcome of litigation, including the lead paint matter; future economic circumstances; industry conditions; the Company’s ability to execute its operating and restructuring plans and its ability to realize synergies and cost savings in the amounts and at the times expected from such plans; the success of the Company to realize its cost-saving initiatives, innovation, and marketing investments; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of any Company product recalls; access to capital; actions of governments and regulatory factors affecting the Company’s businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of the Company’s common stock and debt, if any; and other risks described in the Company’s reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to update or revise statements contained in this presentation to reflect future events or circumstances or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

February 18, 2014	By:	Lyneth Rhoten

Name: Lyneth Rhoten
Title: Vice President, Securities Counsel and Assistant Corporate Secretary